UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2018

GOOSEHEAD INSURANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38466	82-3886022

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Blvd, Building 4, Suite 4500 Westlake, TX	76262
(Address of principal executive offices)	(Zip Code)

(214) 838-5500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

 Item 2.02 Results of Operations and Financial Condition.

On June 6, 2018, Goosehead Insurance, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On June 6, 2018, the Company also hosted a conference call and webcast to to discuss the results. On the conference call, the Company announced that it expects to end the second quarter with approximately 150 corporate sales agents.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. on June 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOSEHEAD INSURANCE, INC.

By:	/s/ Mark E. Jones
Mark E. Jones Chairman and Chief Executive Officer

Date: June 7, 2018

EXHIBIT INDEX

No.	Description

99.1	Press Release issued by Goosehead Insurance, Inc. on June 6, 2018.